SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) November 5, 1996




                      THE MACERICH COMPANY
                      --------------------
       (Exact name of registrant as specified in charter)



    Maryland                   1-12504                 95-4448705
------------------         -----------------       ------------------
(State or Other            (Commission File          (IRS Employer
Jurisdiction of                Number)             Identification No.)
Incorporation)


233 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
----------------------------------------------------------
(Address of principal executive of offices)     (Zip code)



Registrant's telephone number including area code (310) 394-6911


(Former name or former address, if changed since last report)
-------------------------------------------------------------
Not applicable.
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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits


(c)  Exhibits


      1.1 Underwriting Agreement, dated October 30, 1996 between Lehman Brothers Inc. and the Registrant regarding the sale of 5,000,000 shares of the Registrant's common stock (the "Shares").

      5.1 Opinion of O'Melveny & Myers LLP as to the validity of the Shares.

     23.1      Consent of O'Melveny & Myers LLP (included in
               Exhibit 5.1).
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     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California.


                              THE MACERICH COMPANY



                              By:  /s/ RICHARD A. BAYER
                                   -----------------------------

                                   Richard A. Bayer
                                   General Counsel & Secretary

DATED:    November 5, 1996






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